Exhibit 99.3

ORLOFF, LOWENBACH, STIFELMAN & SIEGEL, P.A.
A Professional Corporation
101 Eisenhower Parkway
Roseland, New Jersey  07068
(973) 622-6200

Attorneys for Defendants Louis V. Aronson II, Robert A. Aronson, Erwin M. Ganz, Gerard J. Quinnan, Justin P. Walder, I. Leo Motiuk and Estate of Saul H. Weisman

-----------------------------------------

STEEL PARTNERS II, L.P., derivatively,              SUPERIOR COURT OF NEW JERSEY
on behalf of RONSON CORPORATION,                    CHANCERY DIVISION
a New Jersey corporation,                           ESSEX COUNTY

                  Plaintiffs and                    DOCKET NO. ESX-C-101-03
                  Counterclaim Defendants,

              vs.

LOUIS V. ARONSON II, et al.,

                  Defendants,

              and
                                                   ORDER REGARDING
RONSON CORPORATION,                                SETTLEMENT, NOTICE AND
                                                   FINAL HEARING ON APPROVAL
                  Nominal Defendant,

              and

RONSON CORPORATION and
LOUIS V. ARONSON II, ROBERT A.,
ARONSON, ERWIN M. GANZ,
GERARD J. QUINNAN and JUSTIN P.
WALDER,

                  Counterclaimants and
                  Third-Party Plaintiffs,

              vs.

STEEL PARTNERS II, L.P. and
WARREN G. LICHTENSTEIN, JACK
HOWARD, HOWARD M. LORBER and
RONALD HAYES,

                  Third-Party Defendants.
-----------------------------------------

         This matter having been opened to the Court on October 9, 2007, by Olshan Grundman Frome Rosenzweig & Wolosky LLP (Thomas J. Fleming appearing), attorneys for plaintiff, and Orloff, Lowenbach, Stifelman & Siegel, P.A. (Laurence B. Orloff appearing), attorneys for defendants, Louis V. Aronson II, Robert A. Aronson, Erwin M. Ganz, Gerard J. Quinnan, Justin P. Walder, I. Leo Motiuk and Estate of Saul H. Weisman (the "Individual Defendants"), and the Court having been advised that the parties have entered into a Stipulation of Settlement subject to review and approval by this Court pursuant to R. 4:32-2(e) and R. 4:32-3, and that said Stipulation of Settlement, if approved, disposes of all claims alleged or which could have been alleged in this action and in Steel Partners' non-derivative action in the United States District Court for the District of New Jersey entitled Louis V. Aronson, II, Robert A. Aronson, Barbara
                                ------------------------------------------------
L. Collins, Carl W. Dinger, Paul H. Einhorn, Erwin M. Ganz, I. Leo Motiuk, Daryl
--------------------------------------------------------------------------------
K. Holcomb, Gerard J. Quinnan, Justin P. Walder and Estate of Saul H. Weisman
-----------------------------------------------------------------------------
(Civil Action No. 2:05-cv-01983 (DMC-MF)), and the Court having read and considered the Stipulation of Settlement ("Stipulation") and having determined that the matter should proceed to a final hearing with respect to approval or disapproval of same, after notice to shareholders and an opportunity to be heard; and the parties to this matter having consented to the form and entry of this Order, and good cause appearing,

         IT IS on this 12th day of October, 2007,

         ORDERED as follows:

         1. For purposes of this settlement only, the Court finds that the within action has been appropriately pled as a shareholder derivative action for and on behalf of Ronson Corporation, and that, for purposes of this settlement only, the plaintiff fairly and adequately represents the interests of Ronson Corporation and the shareholders in enforcing the Ronson Corporation's rights.

         2. The Court hereby schedules a Settlement Hearing to be held before the Court on December 4, 2007, at 1:30 p.m. (the "Settlement Hearing Date"), at the Courtroom of the Hon. Harriet Farber Klein, J.Ch., Wilentz Justice Complex, 212 Washington Street - 8th Floor, Newark, New Jersey, for the following purposes:

            (a) To determine whether the proposed settlement is fair, reasonable, adequate and in the best interests of Ronson Corporation and its stockholders, and whether the settlement should be finally approved by the Court in accordance with the Stipulation of Settlement;

            (b) To determine whether Final Judgment should be entered as provided in the Stipulation of Settlement dismissing with prejudice and without costs the Complaint (and all other affirmative claims) alleged in this action;

            (c) To determine whether releases should be provided as set forth in the Stipulation of Settlement;

            (d) To consider and rule upon the application for fees and expenses by plaintiff's counsel as provided in, and as circumscribed by, the terms and conditions of the Stipulation of Settlement; and

            (e) To rule upon such others matters as the Court may deem appropriate.

         3. Plaintiff's counsel shall submit any briefs, certifications, or other documentation in support of its request for approval of the settlement on or before October 17, 2007, together with any application for fees and expenses as provided in the Stipulation of Settlement. Counsel for the Individual Defendants and/or for Ronson Corporation shall, if either of them determines to do so, submit any briefs, certifications or other documentation in connection with the plaintiff's submission no later than 10 days following receipt of plaintiff's submission.

         4. The Court hereby approves the form and substance of the Notice of Proposed Settlement of Derivative Action (the "Notice") attached as Exhibit E to the Stipulation of Settlement.

         5. Ronson Corporation shall cause the Notice to be provided to all Ronson shareholders of record (as defined in the Stipulation of Settlement) in the following manner, within 5 days of the date of entry of this Order:


            (a) By issuance of a press release in the form of Exhibit D to the Stipulation of Settlement;


            (b) By the posting of the Notice, Stipulation of Settlement, and this Order, on the Ronson Corporation website, www.ronsoncorp.com, said Notice, Stipulation of Settlement and Order, to remain on the website through and including the deadline set forth therein for filing of objections to approval of the Stipulation of Settlement; and

            (c) By the filing of a Form 8K with the Securities and Exchange Commission, containing the entirety of the Stipulation of Settlement, the Notice, and this Order.

         6. Not later than 10 days prior to the Settlement Hearing Date, Ronson shall cause to be filed with the Court a Certification confirming that it has complied with the notice requirement set forth herein.

         7. The form and method set forth herein of notifying Ronson shareholders of record of the settlement and its terms and conditions are determined by the Court to be in conformity with New Jersey law and constitute a reasonable, practicable notice under the circumstances, and constitute due and sufficient notice to all persons and entities entitled thereto.

         8. Any Ronson shareholder may do the following with respect to the proposed
Stipulation of Settlement:

            (a) Such shareholder may file with the Court, not later than November 19, 2007, any objections to the Stipulation of Settlement as not being fair, reasonable, and adequate; and any written reply to such objection(s) shall be filed no later than November 30, 2007;

            (b) Such shareholder may appear at the Settlement Hearing to orally express such shareholder's objections to the Stipulation of Settlement, provided that notice is given to the Court and to plaintiff's and defendants' counsel of such intended appearance not later than November 19, 2007;

            (c) Any such shareholder objection may be lodged against all or part of the Stipulation of Settlement including but not limited to the application by plaintiff's counsel for fees and expenses;

            (d) Any objecting shareholder, or shareholder wishing to be heard at the Settlement Hearing, shall file by first-class mail, overnight courier, or hand-delivery, such written objections and/or intention to be heard with all supporting bases and reasons, with:

                                      Clerk
                  New Jersey Superior Court - Chancery Division
                             Wilentz Justice Complex
                        212 Washington Street - 8th Floor
                            Newark, New Jersey 07102,

and shall also serve simultaneously copies of such objections by first-class mail, overnight courier, or hand-delivery, upon the following:

                             Thomas J. Fleming, Esq.
                        Olshan Grundman Frome Rosenzweig
                                  & Wolosky LLP
                                Park Avenue Tower
           65 East 55th Street (Between Park and Madison) - 2nd floor
                            New York, New York 10022
                               Phone: 212-753-7200
                               Fax: (212) 451-2222

                            Laurence B. Orloff, Esq.
                   Orloff, Lowenbach, Stifelman & Siegel, P.A.
                             101 Eisenhower Parkway
                           Roseland, New Jersey 07068
                              Phone: (973) 622-6200
                               Fax: (973) 622-3073

                                      -and-

                              Andrew T. Berry, Esq.
                               Howard Kailes, Esq.
                               McCarter & English
                                4 Gateway Center
                               100 Mulberry Street
                            Newark, New Jersey 07102
                              Phone: (973) 622-4444
                               Fax: (973) 624-7070

Attendance at the Settlement Hearing is not required for an objection to be considered by the Court, provided, however, that anyone wishing to be heard
                         --------  -------
orally in opposition to
approval of the Stipulation of Settlement or any part thereof must indicate in their written objection their intention to appear and be heard orally.

         9. Any Ronson shareholder who does not record such shareholder's objection in the manner provided in Paragraph 8 above, shall be deemed to have waived such objection, and shall be forever foreclosed from making any objection to the fairness, adequacy or reasonableness of the Stipulation of Settlement, including such fees and expenses as may be awarded by the Court pursuant to the Stipulation of Settlement.

         10. In the event that (i) any specified condition of the settlement set forth in the Stipulation of Settlement is not satisfied and the satisfaction of such condition is not waived in writing by counsel for plaintiff and the individual defendants and for Ronson Corporation, or (ii) if the Court rejects in any material respect the Final Judgment in substantially the form and content attached as Exhibit F to the Stipulation of Settlement, and any of plaintiff's counsel, counsel for Ronson Corporation and counsel for the Individual Defendants fails to consent to the entry of another form of Order in lieu thereof, or (iii) if the Court rejects the Stipulation of Settlement including any amendment thereto approved by aforesaid counsel, or (iv) if the Court approves the Stipulation of Settlement and any objector thereto appeals such approval and such approval is reversed on appeal which reversal becomes final, then, and in any such event, the Stipulation of Settlement (including any amendments thereto) shall be null and void, of no further force and effect, may not be introduced as evidence or referred to in any action or proceeding, and each of the parties to this litigation shall be restored to his, her, or its respective position as existed prior to the execution of the Stipulation of Settlement.

         11. All Ronson shareholders shall be bound by the Judgment and applicable determinations and Orders whether favorable or unfavorable to any of them.

         12. The plaintiff and all other Ronson shareholders shall be enjoined from commencing or prosecuting any action or proceeding in any Court or tribunal asserting any of the released claims (as defined in the Stipulation of Settlement) against the released persons pending final determination of the settlement.

         13. The Court retains jurisdiction over the Stipulation of Settlement to consider all further matters arising out of or connected with the Stipulation of Settlement and the approval thereof.

                                                   /s/ Harriet Farber Klein
                                                   ----------------------------
                                                   HARRIET FARBER KLEIN, J. Ch.

We hereby consent to the form and entry of the within Order:

OLSHAN GRUNDMAN FROME ROSENZWEIG & WOLOSKY, LLP
Attorneys for Plaintiff

By:  /s/ Thomas Fleming
     --------------------------------
         THOMAS FLEMING

ORLOFF, LOWENBACH, STIFELMAN & SIEGEL, P.A.
Attorneys for Defendants Louis V. Aronson II,
Robert A. Aronson, Erwin M. Ganz, Gerard J. Quinnan,
Justin P. Walder, I. Leo Motiuk and Estate of Saul H. Weisman

By:  /s/ Laurence B. Orloff
     --------------------------------
         LAURENCE B. ORLOFF